POWER OF ATTORNEY



     I hereby appoint James T. Holland my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan
     Corporation for its fiscal year ended December 31, 1994 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



        2/7/95                             /s/ Arthur H. Bryant, II
     -------------                        ------------------------------
         DATE                                        DIRECTOR

                              POWER OF ATTORNEY



     I hereby appoint James T. Holland my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan
     Corporation for its fiscal year ended December 31, 1994 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



        2/7/95                             /s/ John J. Armstrong
     -------------                        ------------------------------
         DATE                                        DIRECTOR

                              POWER OF ATTORNEY



     I hereby appoint James T. Holland my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan
     Corporation for its fiscal year ended December 31, 1994 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



        2/7/95                            /s/ Harry F. Byrd, Jr.
     -------------                        ------------------------------
         DATE                                        DIRECTOR

                              POWER OF ATTORNEY



     I hereby appoint James T. Holland my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan
     Corporation for its fiscal year ended December 31, 1994 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



        2/7/95                             /s/ Max C. Chapman, Jr.
     -------------                        ------------------------------
         DATE                                        DIRECTOR

                              POWER OF ATTORNEY



     I hereby appoint James T. Holland my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan
     Corporation for its fiscal year ended December 31, 1994 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



        2/7/95                            /s/ James J. Jamieson
     -------------                        ------------------------------
         DATE                                        DIRECTOR

                              POWER OF ATTORNEY



     I hereby appoint James T. Holland my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan
     Corporation for its fiscal year ended December 31, 1994 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



        2/7/95                            /s/ James T. Holland
     -------------                        ------------------------------
         DATE                                        DIRECTOR

                              POWER OF ATTORNEY



     I hereby appoint James T. Holland my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan
     Corporation for its fiscal year ended December 31, 1994 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



        2/8/95                            /s/ Paul Terretta
     -------------                        ------------------------------
         DATE                                        DIRECTOR

                              POWER OF ATTORNEY



     I hereby appoint James T. Holland my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan
     Corporation for its fiscal year ended December 31, 1994 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



        2/7/95                            /s/ Alexander W. Neal, Jr.
     -------------                        ------------------------------
         DATE                                        DIRECTOR

                              POWER OF ATTORNEY



     I hereby appoint James T. Holland my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan
     Corporation for its fiscal year ended December 31, 1994 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



        1/31/95                            /s/ Magalen O. Bryant
     -------------                        ------------------------------
         DATE                                        DIRECTOR

                              POWER OF ATTORNEY



     I hereby appoint James T. Holland my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan
     Corporation for its fiscal year ended December 31, 1994 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



        2/10/95                            /s/ C. Hugh Bloom, Jr.
     -------------                        ------------------------------
         DATE                                        DIRECTOR

                              POWER OF ATTORNEY



     I hereby appoint James T. Holland my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan
     Corporation for its fiscal year ended December 31, 1994 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



        2/7/95                            /s/ C. Ridgely White
     -------------                        ------------------------------
        DATE                                        DIRECTOR